Fees Summary	Feb. 28, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 0
Previously Paid Amount	0
Total Fee Amount	0
Total Offset Amount	$ 0
Narrative Disclosure	The prospectus supplement to which this Exhibit is attached is a final prospectus for the related offering. The maximum aggregate offering price of the related offering is $500,000,000.
Net Fee	$ 0
Narrative - Max Aggregate Offering Price	$ 500,000,000
Final Prospectus	true